                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                       Settlement Date 7/31/2003
                                                    Determination Date 8/12/2003
                                                     Distribution Date 8/15/2003


I.       All Payments on the Contracts                                                                               5,230,620.90
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                           111,130.65
III.     Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                       78,066.70
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             30,453.99
VIII.   Transfers to the Pay-Ahead Account                                                                             (28,671.23)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                             0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                              0.00
X.     Deposit in error                                                                                                      0.00
Total available amount in Collection Account                                                                        $5,421,601.01
                                                                                                      ============================


DISTRIBUTION AMOUNTS                                                            Cost per $1000
----------------------------------------------                                  --------------

1.   (a)  Class A-1 Note Interest Distribution                                                            0.00
      (b)  Class A-1 Note Principal Distribution                                                          0.00
             Aggregate Class A-1 Note Distribution                                0.00000000                                0.00

2.   (a)  Class A-2 Note Interest Distribution                                                            0.00
      (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                                 0.00000000                                0.00

3.   (a)  Class A-3 Note Interest Distribution                                                            0.00
      (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                                 0.00000000                                0.00

4.   (a)  Class A-4 Note Interest Distribution                                                            0.00
      (b)  Class A-4 Note Principal Distribution                                                          0.00
           Aggregate Class A-4 Note Distribution                                  0.00000000                                0.00

5.   (a)  Class A-5 Note Interest Distribution                                                            0.00
      (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                                 0.00000000                                0.00

6.   (a)  Class A-6 Note Interest Distribution                                                            0.00
      (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                                 0.00000000                                0.00

7.   (a)  Class A-7 Note Interest Distribution                                                            0.00
      (b)  Class A-7 Note Principal Distribution                                                          0.00
            Aggregate Class A-7 Note Distribution                                 0.00000000                                0.00

8.   (a)  Class A-8 Note Interest Distribution                                                            0.00
      (b)  Class A-8 Note Principal Distribution                                                          0.00
            Aggregate Class A-8 Note Distribution                                 0.00000000                                0.00

9.   (a)  Class A-9 Note Interest Distribution                                                       26,702.62
      (b)  Class A-9 Note Principal Distribution                                                  4,642,662.15
            Aggregate Class A-9 Note Distribution                                76.54696352                        4,669,364.77

10. (a)  Class A-10 Note Interest Distribution                                                      345,041.67
      (b)  Class A-10 Note Principal Distribution                                                         0.00
            Aggregate Class A-10 Note Distribution                                5.30833333                          345,041.67

11. (a)  Class B Certificate Interest Distribution                                                  244,679.31
      (b)  Class B Certificate Principal Distribution                                                     0.00
            Aggregate Class B Certificate Distribution                            5.45000000                          244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                            47,902.25
       (b)  Reimbursement of prior Monthly Advances                                                  94,984.07
               Total Servicer Payment                                                                                 142,886.32

13.  Deposits to the Reserve Account                                                                                   19,628.94

Total Distribution Amount                                                                                          $5,421,601.01
                                                                                                                 ================

Chase RV97A                       Page 1 of 4


Reserve Account distributions:
----------------------------------------------

 (a) Amounts to the Sellers (Chase USA) from Excess Collections                                        2,467.08
 (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            16,761.90
 (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                       0.00
 (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                            0.00
                  Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                         $19,228.98
                                                                                                                       ===========


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                       0.00
        (b) Class A-2 Notes    @              5.852%                                                       0.00
        (c) Class A-3 Notes    @              5.919%                                                       0.00
        (d) Class A-4 Notes    @              6.020%                                                       0.00
        (e) Class A-5 Notes    @              6.050%                                                       0.00
        (f) Class A-6 Notes    @              6.130%                                                       0.00
       (g) Class A-7 Notes    @               6.140%                                                       0.00
       (h) Class A-8 Notes    @               6.230%                                                       0.00
        (i) Class A-9 Notes    @              6.320%                                                  26,702.62
        (j) Class A-10 Notes   @              6.370%                                                 345,041.67
                     Aggregate Interest on Notes                                                                       371,744.29
        (k) Class B Certificates @            6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
       (g) Class A-7 Notes                                                                                 0.00
       (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                             Cost per $1000
                                                                                --------------
        (a) Class A-1 Notes                                                       0.00000000               0.00
        (b) Class A-2 Notes                                                       0.00000000               0.00
        (c) Class A-3 Notes                                                       0.00000000               0.00
        (d) Class A-4 Notes                                                       0.00000000               0.00
        (e) Class A-5 Notes                                                       0.00000000               0.00
        (f) Class A-6 Notes                                                       0.00000000               0.00
       (g) Class A-7 Notes                                                        0.00000000               0.00
       (h) Class A-8 Notes                                                        0.00000000               0.00
        (i) Class A-9 Notes                                                       0.43774795          26,702.62
        (j) Class A-10 Notes                                                      5.30833333         345,041.67
                     Total Aggregate Interest on Notes                                                                 371,744.29
        (k) Class B Certificates                                                  5.45000000                           244,679.31


                  PRINCIPAL
----------------------------------------------
                                                                                No. of Contracts
                                                                                ----------------
1.   Amount of Stated Principal Collected                                                              1,714,531.63
2.   Amount of Principal Prepayment Collected                                        194               2,661,388.74
3.   Amount of Liquidated Contract                                                    16                 266,741.78
4.   Amount of Repurchased Contract                                                   0                        0.00

       Total Formula Principal Distribution Amount                                                                     4,642,662.15

5.   Principal Balance before giving effect to Principal Distribution                     Pool Factor
        (a) Class A-1 Notes                                                                0.0000000                           0.00
        (b) Class A-2 Notes                                                                0.0000000                           0.00
        (c) Class A-3 Notes                                                                0.0000000                           0.00
        (d) Class A-4 Notes                                                                0.0000000                           0.00
        (e) Class A-5 Notes                                                                0.0000000                           0.00
        (f) Class A-6 Notes                                                                0.0000000                           0.00
       (g) Class A-7 Notes                                                                 0.0000000                           0.00
       (h) Class A-8 Notes                                                                 0.0000000                           0.00
        (i) Class A-9 Notes                                                                0.0831167                   5,070,118.66
        (j) Class A-10 Notes                                                               1.0000000                  65,000,000.00
        (k) Class B Certificates                                                           1.0000000                  44,895,285.54

Chase RV97A                       Page 2 of 4

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                      Cost per $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                        0.00000000                                  0.00
        (b) Class A-2 Notes                                                        0.00000000                                  0.00
        (c) Class A-3 Notes                                                        0.00000000                                  0.00
        (d) Class A-4 Notes                                                        0.00000000                                  0.00
        (e) Class A-5 Notes                                                        0.00000000                                  0.00
        (f) Class A-6 Notes                                                        0.00000000                                  0.00
       (g) Class A-7 Notes                                                         0.00000000                                  0.00
       (h) Class A-8 Notes                                                         0.00000000                                  0.00
        (i) Class A-9 Notes                                                       76.10921557                          4,642,662.15
        (j) Class A-10 Notes                                                       0.00000000                                  0.00
        (k) Class B Certificates                                                   0.00000000                                  0.00

8.   Principal Balance after giving effect to Principal Distribution                                  Pool Factor
        (a) Class A-1 Notes                                                                            0.0000000               0.00
        (b) Class A-2 Notes                                                                            0.0000000               0.00
        (c) Class A-3 Notes                                                                            0.0000000               0.00
        (d) Class A-4 Notes                                                                            0.0000000               0.00
        (e) Class A-5 Notes                                                                            0.0000000               0.00
        (f) Class A-6 Notes                                                                            0.0000000               0.00
       (g) Class A-7 Notes                                                                             0.0000000               0.00
       (h) Class A-8 Notes                                                                             0.0000000               0.00
        (i) Class A-9 Notes                                                                            0.0070075         427,456.51
        (j) Class A-10 Notes                                                                           1.0000000      65,000,000.00
        (k) Class B Certificates                                                                       1.0000000      44,895,285.54



                  POOL DATA
----------------------------------------------                                                          Aggregate
                                                                                No. of Contracts    Principal Balance
                                                                                ----------------    -----------------
1.   Pool Stated Principal Balance as of                    7/31/2003                5,071           110,322,742.05

2.   Delinquency Information                                                                                           % Delinquent
              (a) 31-59 Days                                                           55              1,051,701.44     0.953%
              (b) 60-89 Days                                                           12                334,485.89     0.303%
              (c) 90-119 Days                                                          12                270,653.61     0.245%
              (d) 120 Days +                                                           47              1,204,086.71     1.091%


3.   Contracts Repossessed during the Due Period                                       12                264,590.74

4.   Current Repossession Inventory                                                    16                393,159.87

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      16                266,741.78
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       111,130.65
                                                                                                        -----------
       Total Aggregate Net Losses for the preceding Collection Period                                                    155,611.13

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,336,958.60

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,307                            20,437,237.15

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.171%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                71.145


Chase RV97A                       Page 3 of 4


              TRIGGER ANALYSIS
----------------------------------------------

1.  (a)  Average Delinquency Percentage                                         1.945%
     (b)  Delinquency Percentage Trigger in effect ?                                         NO

2.  (a)  Average Net Loss Ratio                                                 0.049%
     (b)  Net Loss Ratio Trigger in effect ?                                                 NO
     (c)  Net Loss Ratio (using ending Pool Balance)                            0.163%

3.  (a)  Servicer Replacement Percentage                                        0.088%
     (b)  Servicer Replacement Trigger in effect ?                                           NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                           47,902.25

2.   Servicer Advances                                                                                                78,066.70

3.   (a)  Opening Balance of the Reserve Account                                                                   8,968,777.80
      (b)  Deposits to the Reserve Account                                                       19,628.94
      (c)  Investment Earnings in the Reserve Account                                             4,775.10
      (d)  Distribution from the Reserve Account                                                (19,228.98)
      (e)  Ending Balance of the Reserve Account                                                                   8,973,952.86

4.   Specified Reserve Account Balance                                                                             8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                   110,180.96
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                         28,671.23
      (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                       (30,453.99)
      (e)  Ending Balance in the Pay-Ahead Account                                                                   108,398.20


Chase RV97A                       Page 4 of 4